United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802,
Milwaukee, WI 53202
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report

December 31, 2017

Top Ten Holdings (as of December 31, 2017)

Company	Market Value	Percentage of Portfolio

Colgate-Palmolive Co.	$5,228,685	15.4%

T. Rowe Price Group Inc.	$2,623,250	7.7%

Automatic Data Processing, Inc.	$1,816,445	5.3%

Paychex, Inc.	$1,804,120	5.3%

Starbucks Corp.	$1,722,900	5.1%

Stryker Corp.	$1,703,240	5.0%

eBay Inc.	$1,698,300	5.0%

Diamond Hill Investment Group	$1,653,280	4.9%

White Mountains Insurance Group, Ltd.	$1,615,729	4.7%

Berkshire Hathaway Inc. B	$1,585,760	4.7%

Dear Fellow Shareholder,

The stock market stayed on its upward course throughout 2017.   Our Fund was up 17.8% during the year, against an 21.8% increase for our benchmark, the S&P 500 (total return) index.

As we’ve expressed at various times in the recent past, we remain cautious about the market’s near-term prospects.   Price/earnings multiples are elevated, and risk has been pushed aside.   While there is good news on the economic front, we don’t put much faith in a perpetual Goldilocks economy.

Economics and economists worship at the altar of free markets and competition.          We are both trained as economists, appreciating the beauty of Adam Smith’s “invisible hand” that makes capitalism such a dynamic force.   Capitalism is wonderful for consumers and society at large who enjoy its efficiency.  And, Economics gets a handful of concepts dead right, while missing relevant parts of others.  (I only suffer from an undergraduate education in Economics, while David has to reckon with both undergraduate and Masters degrees.   Thank God that David didn’t pursue his PhD in Economics or we’d be hopeless on the investing front.)   Economics correctly depicts the benefit of competition for consumers: lower prices are good for consumers.  On the other side, similarly, competition also stands as a threat to profits for investors.

As the owners of the underlying businesses, investors gain as profits swell and suffer as they wane.  To escape the ills of competition, we seek to find niches where a handful of companies operate and each of them does so profitably.  While all of the standard rules of competition apply, generally these companies have a larger incentive to “comfortably compete” with others, offering profits to investors in each of the companies in the industry.

Among some more obvious oligopolies would be:

*Colgate-Palmolive and Procter & Gamble’s Crest (toothpaste)

*Coke, Pepsi and Dr. Pepper Snapple (in branded carbonated beverages)

*Home Depot, Lowe’s and Tractor Supply (in home improvement stores)

*AutoZone, O’Reilly Automotive, Advance Auto and Genuine Parts (in aftermarket auto parts), and

*Stryker, Zimmer Biomet, Johnson & Johnson (DePuy division), et al (in knee & hip replacements and related medical devices).

In order to demonstrate our point more precisely, we’re going to focus on the inherent profitability and growth of the aftermarket auto parts industry.  We added a pair of these companies to the portfolio during the year.  There are, in our view, four major publicly-traded players in aftermarket auto parts industry:  AutoZone (AZO), O’Reilly Automotive (ORLY), Advance Auto Parts (AAP) and Genuine Parts (GPC.)  We realize that we are painting with a broad brush, and that there are niche players in certain segments, and major companies with operations in minor or niche markets.  Our goal is to provide a “big picture” view of the major players as we outline our oligopoly theory of investing.

Set forth below is a summary of certain financial and operating metrics of this group:

	AZO	ORLY	AAP	GPC

Gross margin	53%	53%	45%	30%

Operating margin	19%	20%	8%	7%

Pretax margin	18%	19%	8%	7%

After-tax margin	12%	12%	5%	5%

Return on capital (ROA)	14%	14%	6%	8%

The financial and operating metrics for the aftermarket auto parts companies are superior to the average American company and demonstrate why we love oligopolies when we look for investment opportunities.

There are also a handful of errant items to note, as you page through the report.  We hold a significant amount of Colgate-Palmolive Co, which is the world’s number 1 maker of toothpaste, providing four of every ten tubes of paste in the world.   In the current environment, we view holding a top company as a good defensive position.  The distribution in 2017 had a 60% participation rate, with almost $1.1 million reinvested in the Fund.  Another year with remarkable participation.  And, in late 2016, the Fund’s main broker retired.  We were making transactions with him at a penny a share but have accepted the industry rate of $0.05 per share with our new broker.  Luckily, we have limited cause for transactions so the increase has a small effect on the Fund.

We love hearing from Fund shareholders.  To our longstanding shareholders the following caveat will seem awfully redundant----we won’t comment on any undisclosed Fund portfolio security position, nor will we discuss whether or not we are purchasing or selling any Fund security.   All Fund disclosures with respect to security purchases and sales are made to the investing public at the same time.   With that minor exception noted above, we welcome all comments and questions from shareholders.

Luke E. Sims	David C. Sims

Email: luke@simscapital.com	Email: dave@simscapital.com

Phone: (414) 530-5680	Phone: (414) 765-1107

February 20, 2018

Eagle Capital Growth Fund, Inc.
Statement of Assets, Liabilities and Shareholders’ Equity
As of December 31, 2017

Assets

Common stock--at market value (cost $19,163,529)	$31,368,568
Money market funds	2,687,674
Short-term interest receivable	3,059
Dividends receivable	38,285
Prepaid fees	13,094
		$34,110,680
Liabilities

Accounts payable	$3,003
Investment advisor fee payable	21,163
Accrued expenses	22,500
		$46,666

Total net assets		$34,064,014

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,727,891 shares	$3,728
Paid-in capital	21,858,431
Overdistributed net investment income	(3,184)
Unrealized appreciation on investments	12,205,039

Shareholders’ equity		$34,064,014

Net asset value per share		$9.14

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2017

Investment Income

Dividends	$389,995
Interest	40,954
Total investment income		$430,949

Expenses

Advisory fees	$236,490
Legal fees	7,992
Insurance	13,094
Transfer agent	44,987
Audit fees	22,500
Directors’ fees and expenses	64,000
Custodian fees	8,063
Listing fee	15,000
Other fees and expenses	17,801
Total expenses		$429,927

Net investment income			$1,022

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$15,690,457
Less: cost of investment securities sold	13,905,268
Net realized gain on investments		$1,785,189

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$12,205,039
Less: unrealized appreciation at beginning of period	8,832,581
Net change in unrealized appreciation on investments		$3,372,458
Net realized gain and unrealized appreciation on investments			$5,157,647

Net increase from operations			$5,158,669

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2017

From Operations:

Net investment income	$49,438	$1,022
Net realized gain on investments	3,894,649	1,785,189
Net change in unrealized appreciation on investments	(672,835)	3,372,458

Net increase from operations	$3,271,252	$5,158,669

Distributions to Shareholders from:

Net investment income	(29,562)	(4,322)
Net realized gain from investment transactions	(3,853,782)	(1,826,056)

Total distributions	$(3,883,344)	$(1,830,378)

From Capital Stock Transactions:

Reinvested capital from distribution of shares	2,465,266	1,094,641

Total Net Assets:

Beginning of year	$27,787,908	$29,641,082
End of period (including undistributed income of $116 and gains of $40,867 in 2016 and overdistributed income of $3,184 in 2017)	$29,641,082	$34,064,014

Shares:
Shares issued to shareholders from the distribution	325,663	138,914

Shares at beginning of year	3,263,314	3,588,977
Shares at end of period	3,588,977	3,727,891

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2013	2014	2015	2016	2017

Net asset value at beginning of year	$7.61	$8.69	$9.00	$8.52	$8.26

Net investment income	$0.03	$0.02	$0.04	$0.01	$-
Net realized gain and unrealized appreciation on investments	$2.07	$0.66	$0.04	$0.99	$1.44

Total from investment operations	$2.10	$0.68	$0.08	$1.00	$1.44

Distribution from:
Net investment income	$(0.07)	$(0.02)	$(0.05)	$(0.01)	$(0.00)
Realized gains	$(0.95)	$(0.35)	$(0.45)	$(1.18)	$(0.51)
Total distributions	$(1.02)	$(0.37)	$(0.50)	$(1.19)	$(0.51)
Dilution from share issuance	$-	$-	$(0.06)	$(0.07)	$(0.05)

Net asset value at end of period	$8.69	$9.00	$8.52	$8.26	$9.14

Per share market price, end of period last traded price (A)	$8.19	$8.70	$7.59	$7.35	$7.94

Total Investment Return:

Average annual return, based on market value:
1 Year	30%	11%	(7%)	12%	15%
5 Year	18%	15%	12%	10%	12%
10 Year	7%	8%	6%	7%	7%
From inception	9%	9%	9%	9%	9%

Average annual return, based on net asset value:
1 Year	28%	8%	1%	12%	18%
5 Year	17%	13%	11%	12%	13%
10 Year	7%	7%	7%	6%	8%
From inception	9%	9%	9%	9%	9%

Net assets, end of year (000s omitted)	$27,164	$28,114	$27,788	$29,641	$34,064

Ratios to average net assets (annualized)
Ratio of expenses to average net assets (B)	1.37%	1.40%	1.43%	1.41%	1.36%
Ratio of net investment income to average net assets	0.34%	0.27%	0.42%	0.17%	0.00%

Portfolio turnover (annualized)	44%	6%	26%	59%	50%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.04

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.

(B)
Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies.  If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016, 0.06% for the year ended December 31, 2014, and 0.07% for the year ended December 31, 2013.  For the years ended December 31, 2015 and 2017, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2017)

Common Stock (92.1% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Consumer
Colgate-Palmolive Co.	69,300	$4,347,559	$5,228,685
PepsiCo, Inc.	10,000	168,296	1,199,200
			$6,427,885	(18.9%)
Data Processing
Automatic Data Processing, Inc.	15,500	827,769	1,816,445
Paychex, Inc.	26,500	1,005,569	1,804,120
			$3,620,565	(10.6%)
Drug/Medical Device
Abbott Laboratories Inc.	7,500	175,588	428,025
Johnson & Johnson	4,000	45,500	558,880
Stryker Corp.	11,000	47,141	1,703,240
			$2,690,145	(7.9%)
Industrial
Illinois Tool Works Inc.	9,000	379,352	1,501,650
Waters Corp.*	6,000	302,341	1,159,140
			$2,660,790	(7.8%)
Insurance
Berkshire Hathaway Inc. B*	8,000	590,996	1,585,760
Markel Corp.*	1,300	831,360	1,480,869
White Mountains Insurance Group, Ltd.	1,898	1,573,361	1,615,729
			$4,682,358	(13.8%)
Mutual Fund Managers
Diamond Hill Investment Group	8,000	1,541,203	1,653,280
Franklin Resources, Inc.	36,000	1,203,445	1,559,880
T. Rowe Price Group Inc.	25,000	1,744,469	2,623,250
			$5,836,410	(17.1%)
Restaurant
Starbucks Corp.	30,000	1,635,297	1,722,900
			$1,722,900	(5.1%)
Retail
AutoZone Inc.*	1,500	797,565	1,067,055
eBay Inc.*	45,000	1,131,960	1,698,300
O’Reilly Automotive Inc.*	4,000	814,758	962,160
			$3,727,515	(10.9%)

Total common stock investments			$31,368,568

Money Market Funds (7.9% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Morgan Stanley Inst. Liquidity Fund, Treasury, yield 1.13%			$2,687,674
			$2,687,674	(7.9%)

Total investments			$34,056,242
All other assets			54,438
Accrued investment advisory fees			(21,163)
All other liabilities			(25,503)
Total net assets			$34,064,014

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to December 31, 2017, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of December 31, 2017:

Gross unrealized appreciation	$12,205,039
Gross unrealized depreciation	-
Net unrealized appreciation	$12,205,039

Federal income tax basis	$19,163,529

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Bank of America served as the Fund’s custodian until September 1, 2017 when US Bank began acting as custodian.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders

Distributions to shareholders from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.  The amount and timing of distributions are determined in accordance with federal income tax regulations.

On November 6, 2017, a distribution of $0.51 per share aggregating $1,830,378 was declared from net investment income and capital gains. The dividend was paid on December 28, 2017, to shareholders of record on November 24, 2017. The tax character of distributions paid during 2016 and 2017 was as follows:

	2016	2017
Distributions paid from:
Net investment income and short-term gains:	$29,562	$770,194
Long-term gains:	3,853,782	1,060,184

The distribution was paid in shares of the Fund, with the option for shareholders to elect to receive cash.  As a result of the distribution, 138,914 shares were issued to shareholders and $735,737 in cash was paid to shareholders.  The Fund issued shares at $7.88 per share.  The issuance price was determined as the arithmetic average of the closing market price on December 11th, 12th, 13th, and 14th, as detailed in the Notice to Shareholders.

As of December 31, 2017, the components of distributable earnings on a tax basis were as     follows:

Overdistributed ordinary income:	$(3,184)
Net unrealized appreciation:	$12,205,039

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2017 were $18,872,260 and $15,690,457, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Eagle Capital Growth Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities, and shareholders’ equity and the portfolio of investments of Eagle Capital Growth Fund, Inc. (the “Company”) as of December 31, 2017 and the related statement of operations, and the related notes to the financial statements for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2002.

/s/ Plante & Moran, PLLC

Auburn Hills, Michigan
February 23, 2018

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director***	Other Directorships Held by Director or Nominee for Director (Public Companies)
David C. Sims*, age 36	Chief Financial Officer, Chief Compliance Officer, Secretary and Director	Up for reelection at Annual Meeting (Class II). Served as a director since 2015.	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; President and Manager of the Advisor since 2003.	One	None.
Luke E. Sims**, age 68	President; Chief Executive Officer and Director	Term of office expires 2019 (Class III). Served as a director since 2002.	Chairman of Sims Capital Management LLC, the Fund’s investment advisor; retired partner in the law firm of Foley & Lardner LLP (1984-2010).	One	None.

*The address of Mr. David Sims is the address of the principal executive office of the Fund.  David C. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary of the Fund, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  David C. Sims is the son of Luke E. Sims, the President, Chief Executive Officer, and a Director of the Fund.

**The address of Mr. Luke Sims is the address of the principal executive office of the Fund.  Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer and a Director of the Fund.

***Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE American: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)
Robert M. Bilkie, Jr., age 57	Chairman; Director	Term of office expires 2020 (Class I). Served as a director since 2006.
President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).
				One	None
Phillip J. Hanrahan, age 78	Director	Term of office expires 2020 (Class I). Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 85	Director	Up for reelection at Annual Meeting (Class II). Served as a director since 1989.	Retired.	One	None
Peggy L. Schmeltz, age 90	Director	Up for reelection at Annual Meeting (Class II). Served as a director since 1989.	Retired; Former Trustee of NAIC.	One	None
Donald G. Tyler, age 65	Director	Term of office expires 2019 (Class III). Served as a director since 2010.
Retired. Director of Administrative Services, County of Milwaukee, 2012 to 2014.  Retired Interim President & Executive Director, Milwaukee Symphony Orchestra 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.
				One	None
Neal F. Zalenko, age 72	Director	Term of office expires 2019 (Class III). Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Baker Tilly in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

** Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE American: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended December 31, 2017.  Directors who are not Interested Persons of the Fund received an annual retainer of $10,000 a year, paid in equal quarterly installments, and committee members were paid $500 for each meeting held.  Directors who are Interested Persons of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $236,490 by the Fund in 2017.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE American: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.   For purposes of the tables below and on the next page, “complex” refers to the two funds collectively.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, Director, CFO, CCO, Treasurer, Secretary	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:
Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$10,000	None	None	$10,000

Phillip J. Hanrahan,
Director	$11,000	None	None	$11,000

Carl A. Holth,
Director	$11,000	None	None	$11,000

Peggy L. Schmeltz,
Director	$10,000	None	None	$10,000

Donald G. Tyler,
Director	$11,000	None	None	$11,000

Neal F. Zalenko,
Director	$11,000	None	None	$11,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Dearborn, MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	David C. Sims
Director	President & CEO	CFO, CCO, Treasurer,
Bowling Green, OH	Milwaukee, WI	Secretary & Director
Bayside, WI

Donald G. Tyler	Neal F. Zalenko
Director	Director
Shorewood, WI	Birmingham, MI

EAGLE CAPITAL GROWTH FUND, INC. (“Fund”)
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (“Plan”)

ADVANTAGE OF THE PLAN

Participants in the Plan have the ability to have cash dividends from the Fund reinvested in additional Fund shares.  Participants may also make cash contributions to the Plan to acquire additional Fund shares.

JOINING THE PLAN

You can enroll in the Plan by going to www.amstock.com or calling American Stock Transfer & Trust Company (the “Plan Agent”) at 877-739-9994. Plan information is also available at the Fund’s website at www.eaglecapitalgrowthfund.com/drip.html.

COSTS OF PARTICIPATION IN THE PLAN

You are not charged any fee or expense for enrolling in the Plan.  Shareholders depositing certificated shares are charged a fee of $7.50.  Sales of shares incur a sales commission of $15.00, plus $0.10 per share.  In the event a shareholder sends in a check to buy more shares and the check is returned, a $35.00 charge will apply.  Fees may change from time to time; please contact AST for information about current fees.

REINVESTMENT OF FUND DISTRIBUTIONS

If the Fund pays a distribution in Fund shares, Participants’ accounts under the Plan will be credited with newly-issued Fund shares at the distribution price, which is the price described in the distribution notice to shareholders.  These shares will be held by the Plan Agent pursuant to the Plan.

The Fund may pay distributions in cash.  In the event that the Fund makes a cash distribution, the Plan will first seek to buy shares on the open market up to and including the most recent net asset value (“NAV”) of each Fund share.  The NAV of each Fund share shall be calculated within forty-eight hours of the distribution, excluding Sundays and holidays.  Should the market price rise to or above the calculated NAV per share, the Fund may issue new shares to the Plan at the greater of NAV per share or 95% of the market price.  For purposes of the Plan, the market price is the most recently traded price of a Fund share on the New York Stock Exchange.  The reinvestment of cash distributions will occur as soon as practicable, and in no case later than 30 days after the Plan Agent’s receipt of the cash distributions, except where necessary to comply with federal securities laws.

In the event that the open market purchases take more than one day, the Fund will recalculate the NAV on a daily basis.  Such recalculated NAV will be used to determine whether the market price per share has risen to or above the calculated NAV per share.  If the Plan Agent terminates open market purchases based on the recalculated NAV and the Fund issues new shares to the Plan at the greater of NAV per share or 95% of the market price, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

VOLUNTARY CASH PAYMENTS

Plan participants may make voluntary cash payments of not less than $50 per month (but in any event not more than $250,000 in any year) for the purpose of acquiring additional Fund shares.

Voluntary cash payments received by the Plan Agent on or prior to the last day of any month will be invested beginning on or about the first (1st) business day of the following month (the “Investment Date”).  The Plan will purchase Fund shares in the open market.  If the Plan Agent has not completed its open market purchase of Fund shares within thirty (30) days of the Investment Date, then the balance of such voluntary cash payments will be returned to participants on a pro rata basis.   All cash received by the Plan Agent in connection with the Plan will be held without earning interest or income.

Optional cash payments may be made online at www.amstock.com.    You will need to know your 10-digit Plan account number to access your account.  The Fund recommends that participants making voluntary cash payments send their cash payments so that they reach the Plan Agent as close as possible but prior to the Investment Date.  A participant should be aware of possible delays in the mail if payment is to be made in that manner.  Accordingly, it is recommended that a participant mail the voluntary cash payment no later than ten days prior to an Investment Date, or make cash payments online.

HOLDING OF SHARES

For your convenience, AST will hold in safekeeping all Fund shares you own by reason of your participation in the Plan.   Upon your request (whether online at www.amstock.com, by mail, or telephonically to the Plan Agent at (877) 739-9994), AST will send you a physical stock certificate representing a specified number of whole shares acquired or held the Plan in your account.

The Plan Agent will allow you to deposit with it for safekeeping under the Plan any additional stock certificates for Fund shares that you may hold.   Such shares, once deposited, will be retained in “book-entry” form under the Plan.

STATEMENT OF ACCOUNT

At least annually, a detailed statement of transactions in your Plan account for each calendar year will be sent to you by the Plan Agent.   You may also access your account information online at www.amstock.com.  You will also receive the customary Internal Revenue Service Form 1099 to report taxable income as a result of Fund distributions with respect to Fund shares held in your Plan account.

FEDERAL INCOME TAX CONSIDERATIONS

You should consult your accountant or tax advisor with respect to the Federal and/or other tax consequences resulting from participating in the Plan.  However, as a general rule, participants are taxed on Fund distributions, whether those distributions are paid directly in additional Fund shares, or are in cash (whether such cash is used to purchase additional Fund shares in the open market or otherwise).

SHAREHOLDERS’ RIGHTS

Plan participants enjoy the same rights as Fund shareholders generally with respect to Fund shares held in the Plan, including, without limitation, rights with respect to stock dividends, stock splits, and voting rights.  In the event of a major corporate event affecting the Fund, such as a stock split or a stock dividend, the resulting Fund shares will be properly credited to your Plan account. In the event that a Plan participant holds shares in both a Plan account and individually in his or her own name, any Fund shares resulting from a major corporate event affecting the Fund will be distributed to the Plan account and the participant individually on a pro rata basis.  AST reserves the right to delay, curtail or suspend any action otherwise required of it under the Plan during the pendency of any major corporate action affecting the Fund.

ADDITIONAL INFORMATION

If you have any questions regarding participation in the Plan, please visit the Plan Agent online at www.amstock.com, call the Plan Agent at (877) 739-9994, or write the Plan Agent at:

American Stock Transfer & Trust Company
DRP Plan
P. O. Box 922, Wall Street Station
New York, NY   10269-0560

ADDITIONAL TERMS AND CONDITIONS OF PARTICIPATION IN THE EAGLE CAPITAL GROWTH FUND, INC. DIVIDEND REINVESTMENT AND CASH PAYMENT PLAN

1.  By enrolling in the Plan, all of the participant’s cash distributions from the Fund and/or voluntary cash payments will be reinvested in additional Fund shares.

If the Fund declares a distribution in Fund shares but includes a provision allowing shareholders to elect to receive cash in lieu of Fund shares, the Plan Agent will receive the distribution in Fund shares on behalf of each Plan participant with respect to the Fund shares the participant holds through the Plan, provided that if you (as a Plan participant) desire to elect to receive cash in lieu of Fund shares, you must promptly terminate your participation in the Plan in accordance with paragraph 5 below.  You must also notify the Fund in writing of your election to receive cash.  Such written notice to the Plan and to the Fund must be received at least three business days prior to the cut-off election date in order to be effective prior to the receipt of the declared dividend. If a Plan participant beneficially owns Fund shares outside of the Plan and desires to elect to receive cash in lieu of Fund shares, the participant must individually make this election.

2.  The Plan Agent may commingle participant funds in connection with the receipt of cash distributions from the Fund, and from voluntary cash payments from participants.   The Plan Agent will allocate purchased Fund shares among participant accounts based upon the average price paid (net of any costs).

3.  The Plan Agent shall hold shares for participants in its own name or in the name of its nominee.  The Plan Agent will acquire Fund shares in the open market at such price or prices then reasonably available to it.   Participants understand that from time to time Fund shares may not be available for purchase, or may not be available for purchase at a reasonable price.  Moreover, any temporary or continued closing of the securities trading generally might require the temporary curtailment or suspension of the Plan Agent’s efforts to purchase Fund shares.  The Plan Agent is not responsible or liable for, and shall not be accountable for, any inability on such its part to purchase Fund shares.

4.   With respect to the voting of Fund shares held in the Plan, the Plan Agent will provide participants with proxy solicitation materials and request their direction.  If a participant does not direct the Plan Agent as to the manner of voting, the Plan Agent will not vote such participant’s shares.

5.  Plan participation may be terminated upon request to the Plan Agent. A participant may terminate by providing written notice to the Plan Agent (the tear-off section at the bottom of participant’s account statement is available for this purpose). Such written notice must be signed by all persons who are listed on the Plan account.   If a request is received fewer than three business days prior to the cut-off election date in the case of a share distribution, or three days prior to the ex-dividend date in the case of a cash dividend, then the termination will begin after the receipt of Fund shares or reinvestment of the declared dividend, as applicable.  The Plan Agent will send to a participant who has terminated participation in the Plan a certificate(s) representing the number of full shares held by the Plan Agent in such participant’s account under the Plan.  In case of termination, a participant’s interest in a fractional share will be converted to, and remitted in cash, in an amount based upon the then current market value of the share (less service fees).   However, the foregoing does not apply to voluntary cash payments held for investment on the Investment Date as a result of voluntary cash payments.  A participant may request the return of any voluntary cash payment, if the participant makes a separate written request which is received by the Plan Agent at the address above at least forty-eight (48) hours prior to the time when such voluntary cash payment is scheduled to be invested.  If a participant so requests, the Plan Agent may sell a terminating participant’s shares and remit the proceeds (less related brokerage commissions and service fees).

6.  The Plan Agent shall not be liable for any action taken in good faith or for any good faith failure to act, including without limitation, any claim of liability (a) arising out of a failure to terminate the participant’s account upon the participant’s death, prior to receipt of notice in writing of such death and submission of documentation, by the personal representative of the deceased participant, in form and substance satisfactory to the Plan Agent and (b) with respect to the price or prices at which Fund shares are purchased or sold for a participant’s account and/or the timing of such purchases and/or sales.

7.  The Fund reserves the right to amend or terminate the Plan effective upon thirty (30) days written notice (from the date of mailing) to all Plan participants.   All inquiries with respect to the Plan should be directed to the Plan Agent at the addresses and phone numbers identified in the Plan.

8.  The Plan shall be governed by, and construed in accordance with, the internal laws of the State of Wisconsin.

9.  The Plan has been last amended and revised as of February 15, 2018.

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2018).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 4, 2017 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan also qualify as financial experts. Phillip J. Hanrahan, Carl A. Holth, Donald G. Tyler, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  The Fund paid Plante & Moran, PLLC $18,000 for the calendar year ended December 31, 2018, and $17,000 for the calendar year ended December 31, 2016, for audit fees.

Audit-Related Fees.  The Fund did not pay Plante & Moran, PLLC any audit-related fees in either of the last two calendar years.

Tax Fees.  The Fund paid Plante & Moran, PLLC $5,500 for the calendar year ended December 31, 2017, and $5,500 for the calendar year ended December 31, 2016, for tax fees in connection with the preparation of the Fund’s tax returns and assistance with Internal Revenue Service notice and tax matters.

All Other Fees.  The Fund did not pay Plante & Moran, PLLC any other amounts in either of the last two calendar years.

“Audit fees” are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii) Plante & Moran, PLLC was not engaged during the last two calendar years to provide non-audit services to the Fund or to the Advisor or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”).  Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services.  The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisor’s two institutional advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A.  General Statement of Policy. Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.   The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B.  There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients.  For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company.  In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C. Record Keeping. The Company will maintain the following records with respect to proxy voting:

(1) A copy of this proxy voting policy;

(2) A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3) A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4) A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5) A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D. Disclosure. The Company will furnish a copy of this policy to all of its clients. The Company will disclose to clients how proxies were voted upon request.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007), Secretary of the Fund (since 2009) and Director of the Fund (since 2015).  David C. Sims is President, operating manager, and 50% equity owner in the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $3.0 million in assets under management as of December 31, 2017.  Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

The Advisor is also the investment advisor of Sims Total Return Fund, Inc. (“Sims Total Return”), an open-end investment fund, with approximately $7.7 million in assets under management as of December 31, 2017.  Sims Total Return has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Sims Total Return of seventy-four basis point of its assets under management annually. To the extent investment opportunities arise in which both the Fund and Sims Total Return will invest and in which the amount to be purchased is limited, investment discretion lies with the managers.   A number of factors will come into play which are not easy to predict prior to the actual investment decision.  Over time, investments will be made so that no advantage is provided to either Sims Total Return investors or Eagle Capital Growth Fund investors.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio and private accounts, and Luke Sims participates in the decision-making process.  With respect to Sims Total Return, David Sims is the principal decision maker, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund and receives a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. Luke Sims owns 50% of the equity of Sims Capital Management and David Sims owns the remaining 50% of the equity of Sims Capital Management.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2017, by Luke Sims is in excess of $1 million and by David Sims is between $500,000-1,000,000.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2012 proxy statement.

ITEM 11.	CONTROLS AND PROCEDURES.

(i) As of March 8, 2018, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A)(1).	Attached hereto as Exhibit 99a1.

(A)(2).	Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b.